77Q1(e):
Copies of new or amended Registrant investment advisory contracts

Form of Management Agreement between the Registrant and BlackRock Institutional Management Corporation is hereby incorporated by reference to Exhibit (d)(2), of Post-Effective Amendment Number 81 filed on December 21, 2005 (Accession No. 0001193125-04-221671).